Exhibit 99.1

PRESS RELEASE

Level 3 Reports Fourth Quarter and Full Year 2014 Results

Fourth Quarter and Full Year 2014 Highlights

For the Level 3 business, on a standalone basis, excluding the effects of the tw telecom acquisition that was completed on Oct. 31, 2014:

•                  Grew Core Network Services revenue by 6.1 percent for the full year 2014 compared to 2.9 percent for the full year 2013, both on a constant currency basis

•                  Grew Adjusted EBITDA by 19 percent for the full year 2014, excluding acquisition-related expenses, compared to the company’s outlook of 14 to 18 percent

•                  Generated strong Free Cash Flow of $325 million for the full year 2014 compared to the company’s outlook of $250 to $300 million

For the tw telecom business, on a standalone basis:

•                  For the full year 2014, tw telecom’s revenue grew by 7.7 percent year over year

•                  For the full year 2014, tw telecom reported M-EBITDA of $579 million, excluding acquisition-related expenses

BROOMFIELD, Colo., Feb 4, 2015 — Level 3 Communications, Inc. (NYSE: LVLT) today reported results for the quarter and full year ending December 31, 2014.

“Level 3 had a solid 2014, delivering strong financial and operational results and completing the acquisition of tw telecom,” said Jeff Storey, president and CEO of Level 3. “In 2015, we continue to focus on executing against our integration plans while investing to grow the business well into the future.”

The reported results on a consolidated basis include two months of tw telecom’s financial performance, as the company closed the tw telecom acquisition on Oct. 31, 2014.

Consolidated total revenue was $1.914 billion for the fourth quarter 2014, compared to $1.602 billion for the fourth quarter 2013 and $6.777 billion for the full year 2014 compared to $6.313 billion for the full year 2013.

On a consolidated basis, net income per share was $0.35 per share excluding adjustments for unusual items in the fourth quarter 2014; including those adjustments, the net income per share was $0.22 per share. The fourth quarter adjustments were comprised of a charge of $70 million or $0.23 per share of acquisition-related expenses for the tw telecom transaction, a charge of $53 million or $0.17 per share on the extinguishment of debt, a non-cash charge of $17 million or $0.06 per share for the impairment of an intangible asset and a non-cash income tax benefit in EMEA of approximately $100 million or $0.33 per share. This compared to net income per share of $0.06 for the fourth quarter 2013.

Level 3 Communications Standalone Results

The following tables provide Level 3 results on a standalone basis and exclude acquisition-related expenses, intercompany eliminations and acquisition accounting adjustments associated with the acquisition of tw telecom in 2014.

Metric ($ in millions)	Fourth Quarter 2014	Fourth Quarter 2013	Full Year 2014	Full Year 2013
Core Network Services Revenue(1)	$1,497	$1,443	$5,915	$5,591
Wholesale Voice Services and Other Revenue(1)	$137	$159	$582	$722
Total Revenue(1)	$1,634	$1,602	$6,497	$6,313
Adjusted EBITDA(2)(3)(4)	$470	$448	$1,869	$1,565
Capital Expenditures	$239	$189	$847	$760
Unlevered Cash Flow(2)	$317	$358	$886	$627
Free Cash Flow(2)	$163	$197	$325	$(47)
Network Access Margin(2)	62.0%	61.4%	62.2%	60.9%
Adjusted EBITDA Margin(2)(3)(4)	28.8%	28.0%	28.8%	24.8%
Net Income (Loss)	$45	$14	$293	$(109)

(1)         Excludes the effects of intercompany eliminations of revenue from tw telecom that reduced Core Network Services Revenue as reported by $5 million for both the fourth quarter 2014 and full year 2014.

(2)         See schedule of non-GAAP metrics for definitions and reconciliation to GAAP measures.

(3)         In 2013, the company accrued 60 percent of its annual employee bonus compensation expense in the form of equity and 40 percent in cash, compared to 100 percent cash in 2014. The amount of the bonus accrued as equity-based compensation in the fourth quarter of 2013 was $18 million and was $59 million for the full year 2013. Adjusted EBITDA and Adjusted EBITDA margin in the fourth quarter and the full year of 2013 have been adjusted on a pro forma basis to include the $18 million and $59 million, respectively, to present the results on a consistent basis with the accrual of bonus compensation expense in 2014 as 100 percent cash.

(4)         Excludes tw telecom acquisition-related expenses of $68 million for the fourth quarter 2014, $7 million for the third quarter 2014, $4 million for the second quarter 2014 and $79 million for the full year 2014.

Revenue

Core Network Services (CNS) Revenue ($ in millions)	Fourth Quarter 2014	Fourth Quarter 2013	Percent Change, Constant Currency	Full Year 2014	Full Year 2013	Percent Change, Constant Currency
North America	$1,088	$1,025	6%	$4,245	$3,949	7%
Wholesale	$364	$374	(3)%	$1,467	$1,478	(1)%
Enterprise	$724	$651	11%	$2,778	$2,471	12%

EMEA	$218	$223	1%	$891	$888	(2)%
Wholesale	$75	$89	(12)%	$328	$354	(9)%
Enterprise(1)	$143	$134	9%	$563	$534	2%

Latin America	$191	$195	4%	$779	$754	9%
Wholesale	$41	$41	8%	$165	$160	8%
Enterprise	$150	$154	3%	$614	$594	9%

Total CNS Revenue	$1,497	$1,443	5%	$5,915	$5,591	6%
Wholesale	$480	$504	(3)%	$1,960	$1,992	(1)%
Enterprise(1)	$1,017	$939	10%	$3,955	$3,599	10%

(1)         Fourth Quarter 2014, Fourth Quarter 2013, Full Year 2014 and Full Year 2013 EMEA CNS Enterprise and Total Enterprise CNS revenue include UK Government revenue of $28 million, $29 million, $115 million and $132 million, respectively.

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Deferred Revenue

The deferred revenue balance was $1.148 billion at the end of the fourth quarter 2014, compared to $1.159 billion at the end of the fourth quarter 2013.

Network Access Costs

Network Access Costs, excluding acquisition-related expenses, were $619 million in the fourth quarter 2014, compared to $618 million in the fourth quarter 2013. For the full year 2014, Network Access Costs, excluding acquisition-related expenses, decreased to $2.453 billion, compared to $2.471 billion for the full year 2013.

Network Related Expenses

Excluding non-cash compensation expense, Network Related Expenses were $301 million in the fourth quarter 2014. This compared to $296 million for the fourth quarter 2013, on a pro forma basis, which includes $9 million in bonus-related non-cash compensation expense.

For the full year 2014, excluding non-cash compensation expense, Network Related Expenses were $1.196 billion. This compared to $1.205 billion for the full year 2013, on a pro forma basis, which includes $27 million in bonus-related non-cash compensation expense.

Selling, General and Administrative Expenses (SG&A)

Excluding non-cash compensation expense and acquisition-related expenses, SG&A expenses were $245 million in the fourth quarter 2014. This compared to $247 million for the fourth quarter 2013, on a pro forma basis, which includes $9 million in bonus-related non-cash compensation.

For the full year 2014, excluding non-cash compensation expense and acquisition-related expenses, SG&A expenses were $980 million. This compared to $1.079 billion for the full year 2013, on a pro forma basis, which includes $32 million in bonus-related non-cash compensation.

Non-cash Compensation Expense

Non-cash compensation expense was $24 million for the fourth quarter 2014. For the fourth quarter 2013, non-cash compensation was $36 million. Excluding $18 million in bonus-related non-cash compensation expense, fourth quarter 2013 non-cash compensation expense was $18 million.

Adjusted EBITDA

For the fourth quarter 2014, Adjusted EBITDA was $470 million, excluding acquisition-related expenses, compared to $448 million for the fourth quarter 2013, on a pro forma basis, which includes $18 million in bonus-related non-cash compensation expense recognized in that quarter.

For the full year 2014, Adjusted EBITDA was $1.869 billion, excluding acquisition-related expenses, an increase of 19 percent from the starting point of $1.565 billion for the full year 2013, on a pro forma basis, which includes $59 million in bonus-related non-cash compensation expense recognized in that year.

Cash Flow and Liquidity

Free Cash Flow was $325 million for the full year 2014, compared to negative $47 million for the full year 2013.

For the full year 2014, capital expenditures were 13 percent of total revenue.

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tw telecom Standalone Results

To enable investors to track tw telecom’s results, the company is providing selected, unaudited tw telecom financial and operating metrics. The following tables reflect the pro forma results of tw telecom for the fourth quarter 2014 and full year 2014. These results are based on tw telecom’s definitions for these metrics and exclude acquisition-related expenses, intercompany eliminations and acquisition accounting adjustments associated with the acquisition of tw telecom by Level 3 in 2014.

Metric ($ in millions)	Fourth Quarter 2014	Fourth Quarter 2013	Full Year 2014	Full Year 2013
Revenue
Data and Internet services	$271	$235	$1,029	$893
Voice services	$78	$77	$310	$307
Network services	$53	$60	$223	$251
Taxes and fees	$26	$21	$99	$83
Intercarrier compensation	$5	$7	$24	$30
Total Revenue	$433	$400	$1,685	$1,564
Modified EBITDA(1)(2)	$156	$141	$579	$553
Capital Expenditures	$114	$208	$416	$502
Levered Free Cash Flow(1)(3)	$27	$(90)	$78	$(34)
M-EBITDA Margin Normalized(1)(2)	36.1%	35.2%	34.4%	35.3%

(1)         See schedule of non-GAAP metrics for definition and reconciliation to GAAP measures.

(2)         Adjusted to exclude $88 million and $93 million of acquisition-related expenses in the fourth quarter 2014 and the full year 2014, respectively.

(3)         Net interest expense in the fourth quarter of 2014 benefited from the extinguishment of tw telecom’s long-term debt obligations.

Pro Forma Combined Company Results

The following tables provide selected financial metrics on an unaudited pro forma basis for the combined company, using Level 3’s definitions for all metrics shown.

Metric (As reported, $ in millions)	Fourth Quarter 2014(3)	Fourth Quarter 2013(3)	Full Year 2014(4)
Core Network Services Revenue	$1,915	$1,828	$7,541
Wholesale Voice Services and Other	$137	$159	$582
Total Revenue	$2,052	$1,987	$8,123
Adjusted EBITDA Excluding Acquisition-Related Expenses(1)(2)	$625	$587	$2,443
Adjusted EBITDA Including Acquisition-Related Expenses(1)(2)	$469	$587	$2,271
Adjusted EBITDA Margin Excluding Acquisition-Related Expenses(1)	30.5%	29.5%	30.1%
Adjusted EBITDA Margin Including Acquisition-Related Expenses(1)	22.9%	29.5%	28.0%
Capital Expenditures	$346	$397	$1,255
Capital Expenditures as percent of Total Revenue	17%	20%	15%

(1)         See schedule of non-GAAP metrics for definition and reconciliation to GAAP measures.

(2)         See details of the expenses in the Acquisition-related Expenses section of the release.

(3)         Fourth Quarter 2013 and Fourth Quarter 2014 Pro Forma Combined Company results reflect a full three months of both Level 3’s and tw telecom’s results.

(4)         Full year 2014 Pro Forma Combined Company results reflect a full year of both Level 3’s and tw telecom’s results.

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Core Network Services (CNS) Revenue ($ in millions)	Fourth Quarter 2014(1)	Fourth Quarter 2013(1)	Full Year 2014(2)
North America	$1,506	$1,410	$5,871
Wholesale	$443	$438	$1,770
Enterprise	$1,063	$972	$4,101

EMEA	$218	$223	$891
Wholesale	$75	$89	$328
Enterprise	$143	$134	$563

Latin America	$191	$195	$779
Wholesale	$41	$41	$165
Enterprise	$150	$154	$614

Total CNS Revenue	$1,915	$1,828	$7,541
Wholesale	$559	$568	$2,263
Enterprise	$1,356	$1,260	$5,278

(1)         Fourth Quarter 2013 and Fourth Quarter 2014 Pro Forma Combined Company results reflect a full three months of both Level 3’s and tw telecom’s results.

(2)         Full year 2014 Pro Forma Combined Company results reflect a full year of both Level 3’s and tw telecom’s results.

Acquisition-related Expenses

The following table provides a breakdown of the total acquisition-related expenses incurred by both Level 3 and tw telecom.

	Fourth Quarter 2014			Full Year 2014
Acquisition-related Expenses ($ in millions)	Level 3	tw telecom	Total	Level 3	tw telecom	Total
Transaction Expenses	$15	$85	$100	$22	$90	$112
Integration Expenses	$53	$3	$56	$57	$3	$60
Total Acquisition-related Expenses	$68	$88	$156	$79	$93	$172

Capital Market Transactions

During the quarter, Level 3 Communications, Inc. issued $600 million aggregate principal amount of its 5.75% Senior Notes due 2022. The net proceeds from the offering of the notes, together with cash on hand, were used to redeem the $605.2 million aggregate principal amount outstanding of Level 3 Communications, Inc.’s 11.875% Senior Notes due 2019. The company recognized a debt extinguishment loss of $53 million, or $0.17 per share, associated with this transaction during the fourth quarter 2014, that was recognized in Other Expense.

After the close of the quarter, on Jan. 29, 2015, Level 3 Financing, Inc., issued $500 million aggregate principal amount of its 5.625% Senior Notes due 2023 to refinance Level 3 Financing’s outstanding $500 million aggregate principal amount of its 9.375% Senior Notes due 2019. In the second quarter 2015, the company expects to recognize a loss of approximately $40 million on the extinguishment of debt associated with this transaction that will be recognized in Other Expense.

As of Dec. 31, 2014, on a consolidated basis, the company had cash and cash equivalents of approximately $580 million.

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2015 Business Outlook

“From a Free Cash Flow perspective, 2014 was a transformational year for Level 3,” said Sunit Patel, executive vice president and CFO of Level 3. “The company is well-positioned to generate sustainable Free Cash Flow going forward.”

“As we enter 2015, we are focused on driving profitable growth to position the company to deliver long-term stockholder value,” Patel continued. “In 2015, we expect to grow Adjusted EBITDA 12 to 16 percent from a starting point of $2.271 billion, which represents the combined company’s full year Adjusted EBITDA including acquisition-related expenses. Additionally, we expect to generate Free Cash Flow of $550-$600 million for the full year 2015.”

For the full year 2015, the company also expects:

•                  GAAP interest expense of approximately $680 million

•                  Net cash interest expense of approximately $640 million

•                  Capital expenditures of approximately 15 percent of total revenue

•                  Depreciation and Amortization of approximately $1.160 billion

•                  GAAP and cash income tax expense of approximately $60 million

•                  Non-cash compensation expense of approximately $120 million

Conference Call and Web Site Information

Level 3 will hold a conference call to discuss the company’s fourth quarter 2014 and full year 2014 results today at 10 a.m. ET. The call will be broadcast live on Level 3’s Investor Relations website at http://investors.level3.com. Additional information regarding fourth quarter 2014 and full year 2014 results, including the presentation management will review on the conference call, will be available on Level 3’s Investor Relations website. If you are unable to join the call via the Web, the call can be accessed live at +1 877-283-5145 (U.S. Domestic) or +1 312-281-1200 (International). Questions should be sent to investor.relations@level3.com.

For additional information, please call +1 720-888-2518.

About Level 3 Communications

Level 3 Communications, Inc. (NYSE: LVLT) is a Fortune 500 company that provides local, national and global communications services to enterprise, government and carrier customers. Level 3’s comprehensive portfolio of secure, managed solutions includes fiber and infrastructure solutions; IP-based voice and data communications; wide-area Ethernet services; video and content distribution; data center and cloud-based solutions. Level 3 serves customers in more than 500 markets in over 60 countries across a global services platform anchored by owned fiber networks on three continents and connected by extensive undersea facilities. For more information, please visit www.level3.com or get to know us on Twitter, Facebook and LinkedIn.

© Level 3 Communications, LLC. All Rights Reserved. Level 3, Level 3 Communications, Level (3) and the Level 3 Logo are either registered service marks or service marks of Level 3 Communications, LLC and/or one of its Affiliates in the United States and elsewhere. Any other service names, product names, company names or logos included herein are the trademarks or service marks of their respective owners. Level 3 services are provided by subsidiaries of Level 3 Communications, Inc.

Forward-Looking Statement

Some statements made in this press release are forward-looking in nature and are based on management’s current expectations or beliefs. These forward-looking statements are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside Level 3’s control, which could cause actual events to differ materially from those expressed or implied by the statements. Important factors that could prevent Level 3 from achieving its stated goals include, but are not limited to, the company’s ability to: successfully integrate the tw telecom acquisition; manage risks associated with continued uncertainty in the global economy; increase revenue from its services to realize its targets for financial and operating performance; maintain and increase traffic

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on its network; develop and maintain effective business support systems; manage system and network failures or disruptions; avert the breach of its network and computer system security measures; develop new services that meet customer demands and generate acceptable margins; manage the future expansion or adaptation of its network to remain competitive; defend intellectual property and proprietary rights; manage continued or accelerated decreases in market pricing for communications services; obtain capacity for its network from other providers and interconnect its network with other networks on favorable terms; attract and retain qualified management and other personnel; successfully integrate future acquisitions; effectively manage political, legal, regulatory, foreign currency and other risks it is exposed to due to its substantial international operations; mitigate its exposure to contingent liabilities; and meet all of the terms and conditions of its debt obligations. Additional information concerning these and other important factors can be found within Level 3’s filings with the Securities and Exchange Commission. Statements in this press release should be evaluated in light of these important factors. Level 3 is under no obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact Information

Media:	Investors:
Ashley Pritchard	Mark Stoutenberg
+1 720-888-5950	+1 720-888-2518
ashley.pritchard@level3.com	mark.stoutenberg@level3.com

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Level 3 Communications:

Non-GAAP Metrics

Pursuant to Regulation G, the company is hereby providing definitions of non-GAAP financial metrics and reconciliations to the most directly comparable GAAP measures.

The following describes and reconciles those financial measures as reported under accounting principles generally accepted in the United States (GAAP) with those financial measures as adjusted by the items detailed below and presented in the accompanying news release. These calculations are not prepared in accordance with GAAP and should not be viewed as alternatives to GAAP. In keeping with its historical financial reporting practices, the company believes that the supplemental presentation of these calculations provides meaningful non-GAAP financial measures to help investors understand and compare business trends among different reporting periods on a consistent basis.

In addition, measures referred to in the accompanying news release as being calculated “on a constant currency basis” or “in constant currency terms” are non-GAAP metrics intended to present the relevant information assuming a constant exchange rate between the two periods being compared. Such metrics are calculated by applying the currency exchange rates used in the preparation of the prior period financial results to the subsequent period results.

Consolidated Revenue is defined as total revenue from the Consolidated Statements of Operations.

Core Network Services Revenue includes revenue from colocation and datacenter services, transport and fiber, IP and data services, and voice services (local and enterprise).

Network Access Costs includes leased capacity, right-of-way costs, access charges, satellite transponder lease costs and other third party costs directly attributable to providing access to customer locations from the Level 3 network, but excludes Network Related Expenses, and depreciation and amortization. Network Access Costs do not include any employee expenses or impairment expenses; these expenses are allocated to Network Related Expenses or Selling, General and Administrative Expenses.

Network Related Expenses includes certain expenses associated with the delivery of services to customers and the operation and maintenance of the Level 3 network, such as facility rent, utilities, maintenance and other costs, each related to the operation of its communications network, as well as salaries, wages and related benefits (including non-cash stock-based compensation expenses) associated with personnel who are responsible for the delivery of services, operation and maintenance of its communications network, and accretion expense on asset retirement obligations, but excludes depreciation and amortization.

Network Access Margin ($) is defined as total Revenue less Network Access Costs from the Consolidated Statements of Operations, and excludes Network Related Expenses.

Network Access Margin (%) is defined as Network Access Margin ($) divided by total Revenue. Management believes that network access margin is a relevant metric to provide to investors, as it is a metric that management uses to measure the margin available to the company after it pays third party network services costs; in essence, a measure of the efficiency of the company’s network.

Adjusted EBITDA is defined as net income (loss) from the Consolidated Statements of Operations before income taxes, total other income (expense), non-cash impairment charges, depreciation and amortization and non-cash stock compensation expense.

Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by total revenue.

Adjusted EBITDA Metric

Q4 2014

(in millions)

Net Income	$66
Income Tax Benefit	(103)
Total Other Expense	268
Depreciation and Amortization	250
Non-Cash Stock Compensation	25
Non-Cash Impairment	1
Adjusted EBITDA	$507

Total Revenue	$1,914
Adjusted EBITDA Margin	26.5%

Adjusted EBITDA Metric

Level 3 Standalone

Q4 2014

(in millions)

Net Income	$45
Income Tax Benefit	(105)
Total Other Expense	250
Depreciation and Amortization	187
Non-Cash Stock Compensation	24
Non-Cash Impairment	1
Acquisition-Related Expenses	68
Adjusted EBITDA	$470

Total Revenue	$1,634
Adjusted EBITDA Margin	28.8%

Adjusted EBITDA Metric

Q4 2013

(in millions)

Net Income	$14
Income Tax Benefit	(1)
Total Other Expense	206
Depreciation and Amortization	204
Non-Cash Stock Compensation	36
Non- Cash Impairment	$7
Adjusted EBITDA	$466
Non-Cash Stock-Based Bonus	(18)
Adjusted EBITDA less non-cash stock based bonus	$448

Total Revenue	$1,602
Adjusted EBITDA Margin	28.0%

Adjusted EBITDA Metric

Year Ended December 31, 2014

(in millions)

Net Income	$314
Income Tax Benefit	(76)
Total Other Expense	775
Depreciation and Amortization	808
Non-Cash Stock Compensation	73
Non-Cash Impairment	1
Adjusted EBITDA	$1,895

Total Revenue	$6,777
Adjusted EBITDA Margin	28.0%

Adjusted EBITDA Metric

Level 3 Standalone

Year Ended December 31, 2014

(in millions)

Net Income	$293
Income Tax Benefit	(78)
Total Other Expense	757
Depreciation and Amortization	745
Non-Cash Stock Compensation	72
Non-Cash Impairment	1
Acquisition-Related Expenses	79
Adjusted EBITDA	$1,869

Total Revenue	$6,497
Adjusted EBITDA Margin	28.8%

Adjusted EBITDA Metric

Year Ended December 31, 2013

(in millions)

Net Loss	$(109)
Income Tax Expense	38
Total Other Expense	737
Depreciation and Amortization	800
Non-Cash Stock Compensation	151
Non- Cash Impairment	$7
Adjusted EBITDA	$1,624
Non-Cash Stock-Based Bonus	(59)
Adjusted EBITDA less non-cash stock based bonus	$1,565

Total Revenue	$6,313
Adjusted EBITDA Margin	24.8%

Management believes that Adjusted EBITDA and Adjusted EBITDA Margin are relevant and useful metrics to provide to investors, as they are an important part of the company’s internal reporting and are key measures used by Management to evaluate profitability and operating performance of the company and to make resource allocation decisions.  Management believes such measures are especially important in a capital-intensive industry such as telecommunications.  Management also uses Adjusted EBITDA and Adjusted EBITDA Margin to compare the company’s performance to that of its competitors and to eliminate certain non-cash and non-operating items in order to consistently measure from period to period its ability to fund capital expenditures, fund growth, service debt and determine bonuses.  Adjusted EBITDA excludes non-cash impairment charges and non-cash stock compensation expense because of the non-cash nature of these items. Adjusted EBITDA also excludes interest income, interest expense and income taxes because these items are associated with the company’s capitalization and tax structures. Adjusted EBITDA also excludes depreciation and amortization expense because these non-cash expenses primarily reflect the impact of historical capital investments, as opposed to the cash impacts of capital expenditures made in recent periods, which may be evaluated through cash flow measures.  Adjusted EBITDA excludes the gain (or loss) on extinguishment and modification of debt and other, net because these items are not related to the primary operations of the company.

There are limitations to using Adjusted EBITDA as a financial measure, including the difficulty associated with comparing companies that use similar performance measures whose calculations may differ from the company’s calculations. Additionally, this financial measure does not include certain significant items such as interest income, interest expense, income taxes, depreciation and amortization, non-cash impairment charges, non-cash stock compensation expense, the gain (or loss) on extinguishment and modification of debt and net other income (expense). Adjusted EBITDA and Adjusted EBITDA Margin should not be considered a substitute for other measures of financial performance reported in accordance with GAAP.

Unlevered Cash Flow is defined as net cash provided by (used in) operating activities less capital expenditures, plus cash interest paid and less interest income all as disclosed in the Consolidated Statements of Cash Flows or the Consolidated Statements of Operations. Management believes that Unlevered Cash Flow is a relevant metric to provide to investors, as it is an indicator of the operational strength and performance of the company and, measured over time, provides management and investors with a sense of the underlying business’ growth pattern and ability to generate cash.  Unlevered Cash Flow excludes cash used for acquisitions and debt service and the impact of exchange rate changes on cash and cash equivalents balances.

There are material limitations to using Unlevered Cash Flow to measure the company’s cash performance as it excludes certain material items such as payments on and repurchases of long-term debt, interest income, cash interest expense and cash used to fund acquisitions. Comparisons of Level 3’s Unlevered Cash Flow to that of some of its competitors may be of limited usefulness since Level 3 does not currently pay a significant amount of income taxes due to net operating losses, and therefore, generates higher cash flow than a comparable business that does pay income taxes. Additionally, this financial measure is subject to variability quarter over quarter as a result of the timing of payments related to accounts receivable and accounts payable and capital expenditures. Unlevered Cash Flow should not be used as a substitute for net change in cash and cash equivalents in the Consolidated Statements of Cash Flows.

Free Cash Flow is defined as net cash provided by (used in) operating activities less capital expenditures as disclosed in the Consolidated Statements of Cash Flows. Management believes that Free Cash Flow is a relevant metric to provide to investors, as it is an indicator of the company’s ability to generate cash to service its debt. Free Cash Flow excludes cash used for acquisitions, principal repayments and the impact of exchange rate changes on cash and cash equivalents balances.

There are material limitations to using Free Cash Flow to measure the company’s performance as it excludes certain material items such as principal payments on and repurchases of long-term debt and cash used to fund acquisitions. Comparisons of Level 3’s Free Cash Flow to that of some of its competitors may be of limited usefulness since Level 3 does not currently pay a significant amount of income taxes due to net operating losses, and therefore, generates higher cash flow than a comparable business that does pay income taxes. Additionally, this financial measure is subject to variability quarter over quarter as a result of the timing of payments related to interest expense, accounts receivable and accounts payable and capital expenditures. Free Cash Flow should not be used as a substitute for net change in cash and cash equivalents on the Consolidated Statements of Cash Flows.

Unlevered Cash Flow and Free Cash Flow

Three Months Ended December 31, 2014

	Unlevered
($ in millions)	Cash Flow	Free Cash Flow

Net Cash Provided by Operating Activities	396	396
Capital Expenditures	(302)	(302)
Cash Interest Paid	$190	N/A
Interest Income	—	N/A
Cash Interest/Acquisition-Related Expenditures	25	61
Total	$309	$155

Level 3 Stand Alone

Unlevered Cash Flow and Free Cash Flow

Three Months Ended December 31, 2014

	Unlevered
($ in millions)	Cash Flow	Free Cash Flow

Net Cash Provided by Operating Activities	$343	$343
Capital Expenditures	(239)	(239)
Cash Interest Paid	190	N/A
Interest Income	—	N/A
Cash Interest/Acquisition-Related Expenditures	23	59
Total	$317	$163

Unlevered Cash Flow and Free Cash Flow

Three Months Ended December 31, 2013

	Unlevered
($ in millions)	Cash Flow	Free Cash Flow

Net Cash Provided by Operating Activities	$386	$386
Capital Expenditures	(189)	(189)
Cash Interest Paid	161	N/A
Interest Income	—	N/A
Total	$358	$197

Unlevered Cash Flow and Free Cash Flow

Year Ended December 31, 2014

	Unlevered
($ in millions)	Cash Flow	Free Cash Flow

Net Cash Provided by Operating Activities	$1,161	$1,161
Capital Expenditures	(910)	(910)
Cash Interest Paid	598	N/A
Interest Income	(1)	N/A
Cash Interest/Acquisition-Related Expenditures	30	66
Total	$878	$317

Level 3 Stand Alone

Unlevered Cash Flow and Free Cash Flow

Year Ended December 31, 2014

	Unlevered
($ in millions)	Cash Flow	Free Cash Flow

Net Cash Provided by Operating Activities	$1,108	$1,108
Capital Expenditures	(847)	(847)
Cash Interest Paid	598	N/A
Interest Income	(1)	N/A
Cash Interest/Acquisition-Related Expenditures	28	64
Total	$886	$325

Unlevered Cash Flow and Free Cash Flow

Year Ended December 31, 2013

	Unlevered
($ in millions)	Cash Flow	Free Cash Flow

Net Cash Provided by Operating Activities	$713	$713
Capital Expenditures	(760)	(760)
Cash Interest Paid	674	N/A
Interest Income	—	N/A
Total	$627	$(47)

4Q14 Pro Forma Combined Company Results

($ in millions)	Legacy Level 3	Add: Nov and Dec Intercompany Transactions	Standalone Level 3	Standalone tw	Intercompany Eliminations	Acquisition Accounting	Total
Core Network Services (CNS) Revenue
North America	$1,083	$5	$1,088	$433	$(15)	$—	$1,506
Wholesale	$359	$5	$364	$94	$(15)	$—	$443
Enterprise	$724	$—	$724	$339	$—	$—	$1,063

EMEA	$218	$—	$218	$—	$—	$—	$218
Wholesale	$75	$—	$75	$—	$—	$—	$75
Enterprise	$143	$—	$143	$—	$—	$—	$143

Latin America	$191	$—	$191	$—	$—	$—	$191
Wholesale	$41	$—	$41	$—	$—	$—	$41
Enterprise	$150	$—	$150	$—	$—	$—	$150

Total CNS Revenue	$1,492	$5	$1,497	$433	$(15)	$—	$1,915
Wholesale Voice Services and Other	137	—	137	—	—		137
Total Revenue	$1,629	$5	$1,634	$433	$(15)	$—	$2,052

Network Access Costs	(616)	(4)	(620)	(123)	11	—	(732)
Network Related Expenses	(303)	(1)	(304)	(77)	3	—	(378)
Selling, General and Administrative Expenses	(333)	—	(333)	(234)	—	—	(567)
Add back: Non-Cash Compensation Expenses	24	—	24	69	—	—	93
Add back: Non-Cash Impairment	1	—	1	—	—	—	1
Adjusted EBITDA Including Acquisition-Related Expenses	$402	$—	$402	$68	$(1)	$—	$469

Transaction Costs	$15	$—	$15	$85	$—	$—	$100
Integration Costs	53	—	53	3	—	—	56
Total Acquisition-Related Expenses	$68	$—	$68	$88	$—	$—	$156

Adjusted EBITDA Excluding Acquisition-Related Expenses	$470	$—	$470	$156	$(1)	$—	$625

Capital Expenditures	$239	$—	$239	$107	$—	$—	$346

4Q13 Pro Forma Combined Company Results

($ in millions)	Legacy Level 3	Add: Intercompany Transactions	Standalone Level 3	Standalone tw	Intercompany Eliminations	Acquisition Accounting	Total
Core Network Services (CNS) Revenue
North America	$1,025	$—	$1,025	$400	$(15)	$—	$1,410
Wholesale	$374	$—	$374	$79	$(15)	$—	$438
Enterprise	$651	$—	$651	$321	$—	$—	$972

EMEA	$223	$—	$223	$—	$—	$—	$223
Wholesale	$89	$—	$89	$—	$—	$—	$89
Enterprise	$134	$—	$134	$—	$—	$—	$134

Latin America	$195	$—	$195	$—	$—	$—	$195
Wholesale	$41	$—	$41	$—	$—	$—	$41
Enterprise	$154	$—	$154	$—	$—	$—	$154

Total CNS Revenue	$1,443	$—	$1,443	$400	$(15)	$—	$1,828
Wholesale Voice Services and Other	159	—	159	—	—	—	159
Total Revenue	$1,602	$—	$1,602	$400	$(15)	$—	$1,987

Network Access Costs	(618)	—	(618)	(115)	11	—	(722)
Network Related Expenses	(298)	—	(298)	(58)	3	—	(353)
Selling, General and Administrative Expenses	(263)	—	(263)	(95)	—	—	(358)
Add back: Non-Cash Compensation Expenses	36	—	36	8	—	—	44
Add back: Non-Cash Impairment	7	—	7	—	—	—	7
Subtract: Non-Cash Stock-Based Bonus	(18)	—	(18)	—	—	—	(18)
Adjusted EBITDA Including Acquisition-Related Expenses	$448	$—	$448	$140	$(1)	$—	$587

Transaction Costs	—	—	—	—	—	—	—
Integration Costs	—	—	—	—	—	—	—
Total Acquisition-Related Expenses	—	—	—	—	—	—	—

Adjusted EBITDA Excluding Acquisition-Related Expenses	$448	$—	$448	$140	$(1)	$—	$587

Capital Expenditures	$189	$—	$189	$208	$—	$—	$397

FY2014 Pro Forma Combined Company Results

($ in millions)	Legacy Level 3	Add: Nov and Dec Intercompany Transactions	Standalone Level 3	Standalone tw	Intercompany Eliminations	Acquisition Accounting	Total
Core Network Services (CNS) Revenue
North America	$4,240	$5	$4,245	$1,685	$(58)	$(1)	$5,871
Wholesale	$1,462	$5	$1,467	$362	$(58)	$(1)	$1,770
Enterprise	$2,778	$—	$2,778	$1,323	$—	$—	$4,101

EMEA	$891	$—	$891	$—	$—	$—	$891
Wholesale	$328	$—	$328	$—	$—	$—	$328
Enterprise	$563	$—	$563	$—	$—	$—	$563

Latin America	$779	$—	$779	$—	$—	$—	$779
Wholesale	$165	$—	$165	$—	$—	$—	$165
Enterprise	$614	$—	$614	$—	$—	$—	$614

Core Network Services	$5,910	$5	$5,915	$1,685	$(58)	$(1)	$7,541
Wholesale Voice Services and Other	582	—	582	—	—		582
Total Revenue	$6,492	$5	$6,497	$1,685	$(58)	$(1)	$8,123

Network Access Costs	(2,450)	(4)	(2,454)	(486)	46	—	(2,894)
Network Related Expenses	(1,204)	(1)	(1,205)	(262)	11	—	(1,456)
Selling, General and Administrative Expenses	(1,121)	—	(1,121)	(550)	—	—	(1,671)
Add back: Non-Cash Compensation Expenses	72	—	72	96	—	—	168
Add back: Non-Cash Impairment	1	—	1	—	—	—	1
Adjusted EBITDA Including Acquisition-Related Expenses	$1,790	$—	$1,790	$483	$(1)	$(1)	$2,271

Transaction Costs	$22	$—	$22	$90	$—	$—	$112
Integration Costs	57	—	57	3	—	—	60
Total Acquisition-Related Expenses	$79	$—	$79	$93	$—	$—	$172

Adjusted EBITDA Excluding Acquisition-Related Expenses	$1,869	$—	$1,869	$576	$(1)	$(1)	$2,443

Capital Expenditures	$847	$—	$847	$408	$—	$—	$1,255

Debt is defined as total gross debt, including capital leases from the Consolidated Balance Sheet.

Net Debt to Last Twelve Months (LTM) Pro Forma Adjusted EBITDA Ratio is defined as debt, reduced by cash and cash equivalents and divided by LTM Adjusted EBITDA Pro Forma to include tw telecom results excluding acquisition-related expenses

Level 3 Communications, Inc. and Consolidated Subsidiaries

Net Debt to Pro Forma LTM Adjusted EBITDA Ratio as of December 31, 2014

($ in millions)

Debt	$11,366
Cash and Cash Equivalents	(580)
Net Debt	$10,786
Pro Forma LTM Adjusted EBITDA	$2,443
Net Debt to Pro Forma LTM Adjusted EBITDA Ratio	4.4

tw telecom

Pursuant to Regulation G, the Company is hereby providing definitions of tw telecom’s non-GAAP financial metrics and reconciliations to the most directly comparable GAAP measures.

The following describes and reconciles those financial measures as reported under GAAP with those financial measures as adjusted by the items detailed below and presented in the accompanying news release. These calculations are not prepared in accordance with GAAP and should not be viewed as alternatives to GAAP. In keeping with its historical financial reporting practices, the company believes that the supplemental presentation of these calculations provides meaningful non-GAAP financial measures to help investors understand and compare business trends among different reporting periods on a consistent basis.

Management provides financial measures of tw telecom using U.S. generally accepted accounting principles (“GAAP”) as well as adjustments to GAAP measures to describe its business trends, including Modified EBITDA. Management believes that its definition of Modified EBITDA is a standard measure of operating performance and liquidity that is commonly reported and widely used by analysts, investors, and other interested parties in the telecommunications industry because it eliminates many differences in financial, capitalization, and tax structures, as well as non-cash and non-operating income or charges to earnings. Modified EBITDA is not intended to replace operating income (loss), net income (loss), cash flow, and other measures of financial performance and liquidity reported in accordance with GAAP. Management uses Modified EBITDA internally to assess on-going operations and it is the basis for various financial covenants contained in the Company’s debt agreements and for operating performance and liquidity. Modified EBITDA is reconciled to Net Income (Loss), the most comparable GAAP measure for operating performance within the Consolidated Operations Highlights.

In addition, management uses unlevered and levered free cash flow, which measure the ability of M-EBITDA to cover capital expenditures. The Company uses these cash flow definitions to eliminate certain non-cash costs. Levered and unlevered free cash flow are reconciled to Net Cash provided by operating activities.

Modified EBITDA (or “M-EBITDA”) is defined as net income or loss before depreciation, amortization, accretion, impairment charges and other income and losses, interest expense, debt extinguishment costs, interest income, income tax expense or benefit, cumulative effect of change in accounting principle, and non-cash stock-based compensation expense.  The Company defines Modified EBITDA margin as M-EBITDA divided by total revenue.

Modified EBITDA Metric

Q4 2014

(in millions)

Net Loss	$(60)
Income Tax Benefit	(49)
Interest Expenses, net of Interest Income	15
Non-Cash Interest Expense and Deferred Debt Costs	—
Non-Cash Stock Compensation	69
Depreciation, Amortization, Accretion	93
M-EBITDA	$68
Acquisition-related expenses	88
M-EBITDA excluding acquisition-related expenses	$156
Total Revenue	$433

M-EBITDA Margin, Normalized for acquisition-related expenses	36.1%

Modified EBITDA Metric

Q4 2013

(in millions)

Net Income	$15
Income Tax Expense	13
Interest Expenses, net of Interest Income	23
Non-Cash Interest Expense and Deferred Debt Costs	2
Non-Cash Stock Compensation	8
Depreciation, Amortization, Accretion	80
M-EBITDA	$141
Acquisition-related expenses	—
M-EBITDA excluding acquisition-related expenses	$141
Total Revenue	$400

M-EBITDA Margin, Normalized for acquisition-related expenses	35.2%

Modified EBITDA Metric

Year Ended December 31, 2014

(in millions)

Net Loss	$(26)
Income Tax Benefit	(20)
Interest Expenses, net of Interest Income	85
Non-Cash Interest Expense and Deferred Debt Costs	5
Debt Extinguishment Costs	1
Non-Cash Stock Compensation	96
Depreciation, Amortization, Accretion	345
M-EBITDA	$486
Acquisition-related expenses	93
M-EBITDA excluding acquisition-related expenses	$579
Total Revenue	$1,685

M-EBITDA Margin, Normalized for acquisition-related expenses	34.4%

Modified EBITDA Metric

Year Ended December 31, 2013

(in millions)

Net Income	$36
Income Tax Expense	34
Interest Expenses, net of Interest Income	85
Non-Cash Interest Expense and Deferred Debt Costs	11
Debt Extinguishment Costs	39
Non-Cash Stock Compensation	39
Depreciation, Amortization, Accretion	309
M-EBITDA	$553
Acquisition-related expenses	—
M-EBITDA excluding acquisition-related expenses	$553
Total Revenue	$1,564

M-EBITDA Margin, Normalized for acquisition-related expenses	35.3%

Unlevered free cash flow is defined as Modified EBITDA less capital expenditures, which is reconciled to Net Cash provided by (used in) operating activities.

Levered free cash flow is defined as Modified EBITDA less capital expenditures and net interest expense from operations (excluding debt extinguishment costs, non-cash interest expense and deferred debt costs), which is reconciled to Net Cash provided by (used in) operating activities.

Unlevered Cash Flow and Levered Free Cash Flow

Three Months Ended December 31, 2014

($ in millions)

Modified EBITDA	$68
Less Capital Expenditures	(114)
Unlevered Free Cash Flow	(46)
Less Net Interest Expense	(15)
Levered Free Cash Flow	$(61)
Acquisition-Related Expenses	88
Levered Free Cash Flow, before acquisition-related expenses	$27

Levered Free Cash Flow, before acquisition-related expenses	$27
Capital Expenditures	114
Income Tax Benefit	49
Deferred Income Taxes	(49)
Changes in Operating Assets and Liabilities	(18)
Acquisition-Related Expenses	(88)
Net Cash Provided by Operating Activities	$35

Unlevered Cash Flow and Levered Free Cash Flow

Three Months Ended December 31, 2013

($ in millions)

Modified EBITDA	$141
Less Capital Expenditures	(208)
Unlevered Free Cash Flow	(67)
Less Net Interest Expense	(23)
Levered Free Cash Flow	$(90)
Acquisition-Related Expenses	—
Levered Free Cash Flow, before acquisition-related expenses	$(90)

Levered Free Cash Flow, before acquisition-related expenses	$(90)
Capital Expenditures	208
Income Tax Expense	(13)
Deferred Income Taxes	11
Changes in Operating Assets and Liabilities	(8)
Acquisition-Related Expenses	—
Net Cash Provided by Operating Activities	$108

Unlevered Cash Flow and Levered Free Cash Flow

Year Ended December 31, 2014

($ in millions)

Modified EBITDA	$486
Less Capital Expenditures	(416)
Unlevered Free Cash Flow	70
Less Net Interest Expense	(85)
Levered Free Cash Flow	$(15)
Acquisition-Related Expenses	93
Levered Free Cash Flow, before acquisition-related expenses	$78

Levered Free Cash Flow, before acquisition-related expenses	$78
Capital Expenditures	416
Income Tax Benefit	20
Deferred Income Taxes	(22)
Changes in Operating Assets and Liabilities	(17)
Acquisition-Related Expenses	(93)
Net Cash Provided by Operating Activities	$382

Unlevered Cash Flow and Levered Free Cash Flow

Year Ended December 31, 2013

($ in millions)

Modified EBITDA	$553
Less Capital Expenditures	(502)
Unlevered Free Cash Flow	51
Less Net Interest Expense	(85)
Levered Free Cash Flow	$(34)
Acquisition-Related Expenses	—
Levered Free Cash Flow, before acquisition-related expenses	$(34)

Levered Free Cash Flow, before acquisition-related expenses	$(34)
Capital Expenditures	502
Income Tax Expense	(34)
Deferred Income Taxes	31
Changes in Operating Assets and Liabilities	(26)
Acquisition-Related Expenses	—
Net Cash Provided by Operating Activities	$439

LEVEL 3 COMMUNICATIONS, INC. AND SUBSIDIARIES

Consolidated Statements of Operations

(unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
(dollars in millions, except per share data)	2014	2014	2013	2014	2013

Revenue	$1,914	$1,629	$1,602	$6,777	$6,313

Costs and Expenses
Network Access Costs	695	607	618	2,529	2,471
Network Related Expenses	345	307	298	1,246	1,214
Depreciation and Amortization	250	187	204	808	800
Selling, General and Administrative Expenses	393	266	263	1,181	1,162
Total Costs and Expenses	1,683	1,367	1,383	5,764	5,647

Operating Income	231	262	219	1,013	666

Other Income (Expense):
Interest income	—	1	—	1	—
Interest expense	(195)	(159)	(148)	(654)	(649)
Loss on modification and extinguishment of debt, net	(53)	—	(67)	(53)	(84)
Other, net	(20)	(11)	9	(69)	(4)
Total Other Expense	(268)	(169)	(206)	(775)	(737)

Income (Loss) Before Income Taxes	(37)	93	13	238	(71)

Income Tax (Expense) Benefit	103	(8)	1	76	(38)

Net Income (Loss)	$66	$85	$14	$314	$(109)

Basic Earnings per Common Share:
Net Income (Loss) per Share	$0.22	$0.36	$0.06	$1.23	$(0.49)
Weighted-Average Shares Outstanding (in thousands)	305,842	238,265	225,840	254,428	221,198

Diluted Earnings per Common Share:
Net Income (Loss) per Share	$0.21	$0.35	$0.06	$1.21	$(0.49)
Weighted-Average Shares Outstanding (in thousands)	309,597	242,464	228,827	258,483	221,198

LEVEL 3 COMMUNICATIONS, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(unaudited)

	December 31,	September 30,	December 31,
(dollars in millions)	2014	2014	2013

Assets

Current Assets:
Cash and cash equivalents	$580	$729	$631
Restricted cash and securities	7	1,020	7
Receivables, less allowances for doubtful accounts	737	678	673
Other	165	173	143
Total Current Assets	1,489	2,600	1,454

Property, Plant and Equipment, net	9,881	8,268	8,240
Restricted Cash and Securities	20	21	23
Goodwill	7,668	2,570	2,577
Other Intangibles, net	1,414	154	205
Other Assets	475	370	375
Total Assets	$20,947	$13,983	$12,874

Liabilities and Stockholders’ Equity

Current Liabilities:
Accounts payable	$664	$607	$625
Current portion of long-term debt	349	502	31
Accrued payroll and employee benefits	273	165	209
Accrued interest	174	184	160
Current portion of deferred revenue	287	244	253
Other	167	151	168
Total Current Liabilities	1,914	1,853	1,446

Long-Term Debt, less current portion	10,984	8,856	8,331
Deferred Revenue, less current portion	921	877	906
Other Liabilities	765	749	780
Total Liabilities	14,584	12,335	11,463

Stockholders’ Equity	6,363	1,648	1,411
Total Liabilities and Stockholders’ Equity	$20,947	$13,983	$12,874

LEVEL 3 COMMUNICATIONS, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

(unaudited)

	Three Months Ended
	December 31,	September 30,	December 31,
(dollars in millions)	2014	2014	2013

Cash Flows from Operating Activities:
Net income	$66	$85	$14
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	250	187	204
Loss on impairment	18	—	7
Non-cash compensation expense attributable to stock awards	25	22	36
Loss on modification and extinguishment of debt, net	53	—	67
Accretion of debt discount and amortization of debt issuance costs	9	10	9
Accrued interest on long-term debt	(12)	18	(10)
Non-cash tax adjustments	2	(5)	(37)
Deferred income taxes	(118)	(12)	(34)
Gain on sale of property, plant and equipment and other assets	—	(2)	(1)
Other, net	25	(19)	(7)
Changes in working capital items:
Receivables	34	24	64
Other current assets	33	(1)	37
Payables	(56)	(17)	(10)
Deferred revenue	35	(7)	46
Other current liabilities	32	38	1
Net Cash Provided by Operating Activities	396	321	386

Cash Flows from Investing Activities:
Capital expenditures	(302)	(204)	(189)
Change in restricted cash and securities, net	—	(12)	(1)
Investment in tw telecom, net of cash acquired	(167)	—	—
Proceeds from sale of property, plant and equipment and other assets	—	2	1
Other	—	(1)	—
Net Cash Used in Investing Activities	(469)	(215)	(189)

Cash Flows from Financing Activities:
Long-term debt borrowings, net of issuance costs	590	(1)	912
Payments on and repurchases of long-term debt and capital leases	(663)	(2)	(986)
Net Cash Used in Financing Activities	(73)	(3)	(74)

Effect of Exchange Rates on Cash and Cash Equivalents	(3)	(11)	1

Net Change in Cash and Cash Equivalents	(149)	92	124

Cash and Cash Equivalents at Beginning of Period	729	637	507

Cash and Cash Equivalents at End of Period	$580	$729	$631

Supplemental Disclosure of Cash Flow Information:
Cash interest paid	$190	$131	$161